SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2008

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

           1-15157                                        36-2552989
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  (Commission File Number)                    (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

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Item 5.02      Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2008, Andrew A. Campbell, Pactiv Corporation's Senior Vice President and Chief Financial Officer, and its principal financial officer and principal accounting officer, retired from Pactiv Corporation. On July 1, 2008, Edward T. Walters, Pactiv Corporation's Vice President and Controller, was appointed Senior Vice President and Chief Financial Officer, replacing Mr. Campbell. As CFO, Mr. Walters will be the principal financial officer and principal accounting officer of Pactiv Corporation. Mr. Walters, 56, has been Vice President and Controller of Pactiv for more than five years.

Mr. Campbell's planned retirement, and Mr. Walters planned appointment, were previously announced by Pactiv Corporation in a press release dated February 7, 2008.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008

PACTIV CORPORATION


By: /s/ Joseph E. Doyle
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    Joseph E. Doyle
    Vice President and General Counsel